MIKROS SYSTEMS CORPORATION
                   3490 U.S. Route #1, Bldg. #5
                       Princeton, NJ  08540
                          (609) 987-1513

SECURITIES AND EXCHANGE COMMISSION
450 5th Street, NW
Judiciary Plaza
Washington, DC 20549

RE:  MIKROS SYSTEMS CORPORATION/DEFINITIVE PROXY MATERIALS

Dear Sirs:

Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, Mikros Systems Corporation, a Delaware corporation (the "Corporation"), hereby encloses herewith for filing the definitive proxy materials, which include a proxy statement, with the Notice of Annual Meeting of Stockholders form of proxy, and related proxy materials, in the form in which such materials are being mailed to shareholders on or about June 5, 1996.

This filing is being effected by direct transmission to the Securities and Exchange Commission's (the "Commission") EDGAR System.

A check payable to the order the Commission in the amount of $125.00 has been forwarded to the Commission in payment of the filing fee.

The Corporation's 1995 Annual Report to Stockholder shall be filed with the Commission as soon as it is available. In accordance with Rule 14a-6, solicitation of proxies will not commence until such report is filed.

By copy hereof, three complete copies of the definitive proxy materials are being filed with Nasdaq.

If you have any questions or comments concerning this filing, kindly contact the undersigned.

Very truly yours,

/s/ Patricia A. Bird
- --------------------
Patricia A. Bird
Corporate Secretary

Enc.

                           SCHEDULE 14A
                          (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                           ---

Check the appropriate box:

    Preliminary Proxy Statement         Confidential, for Use of the
- ---                             --- Commission Only (as  permitted by
                                   Rule 14a-6(e)(2)
 X  Definitive Proxy Statement
- ---
    Definitive Additional Materials
- ---
    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
- ---
                     Mikros Systems Corporation
- ------------------------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)

- ------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
- ---
    $500 per each party to the controversy pursuant to Exchange Act Rule 14a
- --- 6(i)(3).

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
- ---

(1)  Title of each class of securities to which transaction applies:

- ----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

- ------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set foth the amount on which the filing fee is calculated and state how it was determined):

- ------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

- ------------------------------------------------------------------------------

(5)  Total fee paid:

- ------------------------------------------------------------------------------

    Fee paid previously with preliminary materials.
- ---

    Check box if any part of the fee is offset as provided by Exchange Act
- --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

- ------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

- ------------------------------------------------------------------------------

(3)  Filing Party:

- ------------------------------------------------------------------------------

(4)  Date Filed:

- ------------------------------------------------------------------------------

                   MIKROS SYSTEMS CORPORATION

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Thomas J. Meaney and Deborah A. Montagna, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares and warrants of Mikros Systems Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at the Corporate Office, 3490 U.S. Route #1, Bldg. #5, Princeton, New Jersey at 11:00 A.M., local time, on Tuesday, July 16, 1996, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the notice of and proxy statement for the Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

1.  ELECTION OF DIRECTORS.
    Nominees:  Joseph R. Burns, William V. Goodwin, Thomas J. Meaney, Wayne E.
               Meyer, Frederick C. Tecce and John B. Torkelsen.
    (Mark one only)

    VOTE FOR all the nominees listed above; except vote withheld from the
- --- following nominees (if any).

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

    VOTE WITHHELD from all nominees.
- ---
                                  (continued and to be signed on reverse side)

2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF DRUKER, RAHL & FEIN AS THE INDEPENDENT AUDITORS OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

    FOR                           AGAINST                            ABSTAIN
- ---                           ---                                ---

3. In their discretion, the proxies are authorized to vote upon other matters as may properly come before the Meeting.

Dated:
      ------------------------------------------------------------------------

This proxy must be signed exactly as name appears hereon.


- ------------------------------------------------  When shares are held by
      Signature of Securityholder                 joint tenants, both should
                                                  sign.

- ------------------------------------------------  If the signer is a
      Signature of Securityholder                 corporation, please sign
            if held jointly                       full corporate name by duly
                                                  authorized officer, giving
                                                  full title as such.

                                                  If a partnership, please
                                                  sign in partnership name by
                                                  authorized person.

I     will        will not  attend the Meeting.
  ---      ---

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    MIKROS SYSTEMS CORPORATION
                  3490 U.S. Route 1, Building 5
                       Princeton, NJ 08540

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held July 16, 1996

     The Annual Meeting of Stockholders of MIKROS SYSTEMS CORPORATION, a Delaware corporation (the "Corporation"), will be held at the Company's headquarters, 3490 U. S. Route 1, Building 5, Princeton, New Jersey on Tuesday, July 16, 1996 at 11:00 A.M., local time, for the following purposes:

     1) To elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

     2) To ratify the appointment of Druker, Rahl & Fein as the independent auditors of the Corporation for the fiscal year ending December 31, 1996; and

     3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of Common Stock, Convertible Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Warrants to purchase Series C Preferred Stock of record at the close of business on May 17, 1996 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders and warrantholders will be open to the examination of any stockholder or warrantholder at the Corporation's principal executive offices at 3490 U.S. Route 1, Building 5, Princeton, New Jersey for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER OR WARRANTHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES OR BECAUSE YOU OWN MORE THAN ONE CLASS OF STOCK, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                   By Order of the Board of Directors

                                   /s/ Patricia A. Bird
                                   -----------------------------------
                                   Patricia A. Bird
                                   Secretary


Princeton, New Jersey
May 30, 1996


The Corporation's 1995 Annual Report accompanies the Proxy Statement.

                   MIKROS SYSTEMS CORPORATION
                  3490 U.S. Route 1, Building 5
                       Princeton, NJ 08540
              ------------------------------------
                  P R O X Y   S T A T E M E N T
              ------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mikros Systems Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Tuesday, July 16, 1996 (the "Meeting"), at the Company's Headquarters, 3490 U.S. Route 1, Building 5, Princeton, New Jersey, at 11:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.01 par value ("Common Stock"), Convertible Preferred Stock, $0.01 par value ("Convertible Preferred Stock"), Series B Preferred Stock, $0.01 par value ("Series B Stock"), Series C Preferred Stock, $0.01 par value ("Series C Stock"), Series D Preferred Stock, $0.01 par value ("Series D Stock"), and warrants to purchase Series C Stock (the "Warrants"), as of the close of business on May 17, 1996, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were (i) 7,629,608 shares of Common Stock; (ii) 1,005,000 shares of Convertible Preferred Stock; (iii) 1,131,663 shares of Series B Stock; (iv) 5,000 shares of Series C Stock; (v) 690,000 shares of Series D Stock; and (vi) Warrants to purchase 104,500 shares of Series C Stock, issued and outstanding and entitled to vote. Each share of Common Stock, Convertible Preferred Stock, Series C Stock, Series D Stock and each Warrant is entitled to one vote on any matter presented at the Meeting. Each share of Series B Stock is entitled to three votes on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 12,822,097. The holders of all classes of stock will vote as a single class.

     If proxies in the accompanying form are properly executed and returned, the stock or Warrants represented thereby will be voted in the manner specified therein. If not otherwise specified, the stock or Warrants represented by the proxies will be voted (i) FOR the election of the six nominees below as Directors, (ii) FOR the ratification of the appointment of Druker, Rahl & Fein as independent auditors for the year ending December 31, 1996, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it any time before it is voted by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of Common Stock, Convertible Preferred Stock, Series B Stock, Series C Stock, Series D Stock, and Warrants having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. All actions proposed herein may be taken upon the affirmative vote of Stockholders and Warrantholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders and Warrantholders of the Company on or about May 30, 1996. The Annual Report to Stockholders of the Company for the year ended December 31, 1995, including financial statements (the "Annual Report"), is being mailed concurrently with this Proxy Statement to all Stockholders and Warrantholders of record as of May 17, 1996. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of May 17, 1996.

ELECTION OF DIRECTORS
- ---------------------
     At the Meeting six Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

     The number which constitutes the entire Board of Directors of the Company is seven. There will be one vacancy on the Board of Directors. As described below, certain debt and equity holders of the Company have the right to designate 2/7ths of the Board of Directors of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock or Warrants represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. Except for Mr. Tecce, all of the persons whose names and biographies appear below are at present Directors of the Company.

     In the event any of the nominees named below should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The nominees for election to the Board of Directors of the Company are as follows:
                               Served as a      Positions with
Name                    Age    Director Since     the Company
- ------------------      ---    --------------    --------------

Joseph R. Burns         58          1984         Senior Vice President,
                                                  Chief Scientist and
                                                  Director

William V. Goodwin      71          1991         Director

Thomas J. Meaney        61          1986         President, Chief
                                                  Executive Officer and
                                                  Director

Wayne E. Meyer          70         1988          Director and Chairman of
                                                  the Board

Frederick C. Tecce      60           --          --

John B. Torkelsen       50         1985          Director


     The principal occupation and business experience, for at least the past five years, of each nominee is as follows:

     Joseph R. Burns was a Director and President of the Company from May 1984 until July 1986. From July 1986 until December 1986, Dr. Burns was Chairman of the Company. From January 1987 until April 1988, Dr. Burns was a consultant to the Company. In April 1988, Dr. Burns became Senior Vice President and Chief Scientist of the Company as well as a Director.

     William V. Goodwin has been a Director of the Company since June 1991. He is, and has been since 1987, the President of WVG Corporation, a system engineering management consulting firm. He has provided management consulting services to the Company and other companies such as General Electric Company, General Dynamics Corporation, and Martin Marietta Corporation. Prior to his work with WVG Corporation, he served as Division Vice President and General Manager of the RCA Missile and Surface Radar Division until his retirement from RCA in 1987.

     Thomas J. Meaney has been a Director of the Company since July 1986. From February 1983 to his appointment as President of the Company in June 1986, Mr. Meaney was Senior Vice President and Director of Robotic Vision Systems Incorporated ("RVSI"), a manufacturer of robotic vision systems. Mr. Meaney served as a Director of RVSI until 1991 when he resigned from the post. Prior to 1983 and for more than five years, he was Vice President - Business Development, International of Norden Systems and President - Norden Systems Canada, both divisions of United Technologies Corporation and developers of computer and electronic products and systems.

     Wayne E. Meyer has been a Director of the Company since April 1988 and Chairman of the Board since April 1990. From 1986 to present he has been the Founder and President of the W.E. Meyer Corporation which provides consulting and advice to industry, government and academic institutions in matters of system engineering, project management, strategic planning and military and electronic designs. He enlisted in the U.S. Navy as an Apprentice Seaman in 1943 and retired in 1985 in the rank of Rear Admiral.

     Frederick C. Tecce has been of Counsel to Pepper, Hamilton and Scheetz since 1993. Since 1995, he has served as Co-Chairman of the Executive Committee of the Eastern Technology Council. In 1996, Mr. Tecce was named Chairman of the Finance Committee of the Pennsylvania Schools Employees Retirement Systems. Mr. Tecce continues to serve as Chairman of Militran, Inc.

     John B. Torkelsen has been a Director of the Company since June 1985 and has served as Secretary of the Corporation from June 1985 until April 25, 1996. Mr. Torkelsen has been President of Princeton Venture Research, Inc., a financial research and consulting firm located in Princeton, New Jersey from November 1984 to the present. He is also a Director of Voice Control
Systems, Inc., a voice recognition technology company.

     None of the Company's Directors or executive officers is related to any other Director or executive officer of the Company. In connection with the acquisition of certain debt and equity instruments of the Company from third parties, Messrs. Burns, Meaney, Meyer, Torkelsen and Tecce (collectively, the Investors") have the right to designate 2/7ths of the Board of Directors of the Company. See "Certain Relationships and Related Transactions." There are currently five members of the Board.

     The Board of Directors recommends that Stockholders and Warrantholders vote FOR each of the nominees for the Board of Directors.

Committees and Meetings of the Board
- ------------------------------------
     The Board of Directors has a Compensation Committee which makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company. The current members of the Compensation Committee are Messrs. Meaney, Goodwin and Torkelsen. The Compensation Committee was established in December 1992 and held one meeting in 1995. There were three meetings of the Board of Directors in 1995, not including written consents of the Directors. Messrs. Meaney and Burns attended all three meetings of the Board of Directors in 1995, while Messrs. Torkelsen, Meyer and Goodwin each attended two of such meetings.


Compensation of Directors
- -------------------------
     In December 1994, the Board of Directors authorized the payment to each outside Director of $500 for each Board meeting attended in person and $150 for each Board meeting attended telephonically. See "Certain Relationships and Related Transactions".

EXECUTIVE OFFICERS
- ------------------
     The following table identifies the current executive officers of the
Company:
                                  Capacities in                 In Current
Name                    Age       Which Served                Position Since
- ----------------        ---       -----------------------     --------------

Thomas J. Meaney         61       President, Chief Executive
                                    Officer and Director         June 1986

Joseph R. Burns          58       Senior Vice President,
                                    Chief Scientist and
                                    Director                     April 1988

Deborah A. Montagna      44       Executive Vice President,
                                   Chief Operating Officer       April 1996

Joseph R. Benek          61       Vice President Finance
                                   and Treasurer                 June 1992

Patricia A Bird          29       Secretary                      April 1996


EXECUTIVE COMPENSATION
- ----------------------
Summary of Compensation in Fiscal 1995, 1994 and 1993

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the years ended December 31, 1993, 1994 and 1995.

SUMMARY COMPENSATION TABLE
- --------------------------
                                                    Annual Compensation(1)
        Name and Principal Position         Year          Salary ($)
                   (a)                       (b)             (c)
- --------------------------------------------------------------------------

Thomas J. Meaney, President and
  Chief Executive Officer                   1995           149,550
                                            1994           152,247(2)
                                            1993           139,962
Joseph R. Burns, Senior Vice President
 and Chief Scientist                        1995           116,313
                                            1994           118,026(3)
                                            1993           107,768

(1) The costs of certain benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total of annual compensation reported in the above table.

(2)  Includes $5,247 of compensation deferred from prior years.

(3)  Includes $4,826 of compensation deferred from prior years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
- --------------------------------------------------------------
Common Stock
- ------------
     The following table sets forth certain information, as of May 17, 1996, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.

                                    Amount and Nature
                                      of Beneficial             Percent
Name of Beneficial Owner               Ownership(1)             of Class
- ------------------------            -----------------           --------
(i)  Certain Beneficial Owners:
     Transitions Two, Limited Partnership
     920 Hopmeadow Street
     Simsbury, Connecticut 06070        2,137,775(2)              22.2

(ii)  Nominees:
      Joseph R. Burns                   1,113,081(3)              14.4
      William V. Goodwin                   56,250(4)                *
      Thomas J. Meaney                  1,934,500(5)              23.7
      Wayne E. Meyer                    1,133,750(6)              14.1
      Frederick C. Tecce                  835,000(7)              10.6
      John B. Torkelsen                 1,878,383(8)              22.0

(iii)  All Current Directors and Officers
        as a Group (eight persons)       6,482,119                 66.8
- ----------------------------------------
*    Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

(2) Includes 250,000 shares issuable upon conversion of Convertible Preferred Stock plus 1,750,275 shares issuable upon conversion of Series B Stock.

(3) Includes 14,748 shares issuable upon conversion of Series B Stock and 100,000 shares issuable upon the exercise of warrants.

(4)  Includes 56,250 shares issuable upon the exercise of options.

(5) Includes 50,000 shares issuable upon conversion of Convertible Preferred Stock plus 199,500 shares issuable upon conversion of Series B Stock and 275,000 shares issuable on the exercise of warrants.

(6) Includes 30,000 shares issuable upon conversion of Series B Stock and 75,000 shares issuable upon the exercise of options and 318,750 shares issuable upon the exercise of warrants.

(7)  Includes 275,000 shares issuable upon the exercise of warrants.

(8) Includes 130,000 shares held of record by Princeton Venture Research, Inc., a corporation wholly owned by Mr. Torkelsen. Also includes 202,500 shares issuable upon conversion of Convertible Preferred Stock and 695,883 shares issuable upon conversion of Series B Stock. The Series B Stock is held of record by Princeton Venture Research, Inc.

Convertible Preferred Stock
- ---------------------------
     The following table sets forth certain information, as of May 17, 1996, with respect to holdings of the Company's Convertible Preferred Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Convertible Preferred Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.

                                   Amount and Nature
                                      of Beneficial       Percent
Name of Beneficial Owner               Ownership(1)       of Class
- ------------------------           -----------------      --------

(i)  Certain Beneficial Owners:

     Allen & Company
     711 Fifth Avenue
     New York, New York 10022             50,000              5.0

     American Diversified Enterprise, Inc.
     711 Fifth Avenue
     New York, New York 10022             50,000              5.0

     Lazard Brothers & Co., Limited
     21 Moorfields
     London EC2P 2HT                     200,000             19.9

     Tektronix Development Company
     P.O Box 500
     Beaverton, Oregon 97077             200,000             19.9

     Transitions Two, Limited Partnership
     920 Hopmeadow Street
     Simsbury, Connecticut 06070         250,000             24.9


(ii)  Nominees:

      Joseph R. Burns                        --                --
      William V. Goodwin                     --                --
      Thomas J. Meaney                    50,000              5.0
      Wayne E. Meyer                         --                --
      Frederick C. Tecce                     --                --
      John B. Torkelsen                  202,500             20.1


(iii) All Current Directors and Officers
       as a Group (eight persons)        252,500             25.1

- ----------------------------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

Series B Stock
- --------------
     The following table sets forth certain information, as of May 17, 1996, with respect to holdings of the Company's Series B Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series B Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and
(iii) all current directors and officers as a group.

                                    Amount and Nature
                                      of Beneficial             Percent
Name of Beneficial Owner              Ownership(1)             of Class
- ------------------------           -----------------           --------

(i)  Certain Beneficial Owners:

      The Mercantile & General
       Reinsurance Company, PLC
      Moorfields House
      Moorfields
      London EC2Y 9AL                     91,342                  8.1

      Transitions Two, Limited Partnership
      920 Hopmeadow Street
      Simsbury, Connecticut 06070        583,425                 51.6


(ii)  Nominees:

      Joseph R. Burns                      4,916                    *

      William V. Goodwin                      --                   --

      Thomas J. Meaney                    66,500                  5.9

      Wayne E. Meyer                      10,000                    *

      Frederick C. Tecce                      --                   --

      John B. Torkelsen                  231,961(2)              20.5


(iii) All Current Directors and Officers
       as a Group (eight persons)        324,024                 28.6

- ----------------------------------------
*    Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

(2) Held of record by Princeton Venture Research, Inc., a corporation wholly owned by Mr. Torkelsen.

Series C Stock
- --------------
     The following table sets forth certain information, as of May 17, 1996, with respect to holdings of the Company's Series C Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series C Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and
(iii) all current directors and officers as a group.

                                    Amount and Nature
                                       of Beneficial             Percent
Name of Beneficial Owner               Ownership(1)             of Class
- ------------------------             -----------------           --------

(i)  Certain Beneficial Owners:

     Transitions Two, Limited Partnership
     920 Hopmeadow Street
     Simsbury, Connecticut 06070          5,000                  100.0


(ii) Nominees:

     Joseph R. Burns                     19,500(2)                79.6

     William V. Goodwin                      --                     --

     Thomas J. Meaney                    19,500(2)                79.6

     Wayne E. Meyer                      19,500(2)                79.6

     Frederick C. Tecce                  19,500(2)                79.6

     John B. Torkelsen                   19,500(2)                79.6


(iii) All Current Directors and Officers
       as a Group (eight persons)        97,500(2)                95.1

- -----------------------------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

(2)  This number reflects warrants to purchase Series C Stock.

Series D Stock
- --------------
     The following table sets forth certain information, as of May 17, 1996, with respect to holdings of the Company's Series D Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series D Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and
(iii) all current directors and officers as a group.

                                     Amount and Nature
                                       of Beneficial         Percent
Name of Beneficial Owner               Ownership(1)         of Class
- ------------------------             -----------------      --------

(i)  Certain Beneficial Owners:


(ii) Nominees:

     Joseph R. Burns                       138,000              20.0

     William V. Goodwin                         --                --

     Thomas J. Meaney                      138,000              20.0

     Wayne E. Meyer                        138,000              20.0

     Frederick C. Tecce                    138,000              20.0

     John B. Torkelsen                     138,000              20.0


(iii) All Current Directors and Officers
       as a Group (eight persons)          552,000             100.0

- ----------------------------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
- ----------------------------------------------
     In a series of transactions consummated on October 27, 1992 and April 27, 1993, Joseph R. Burns, Thomas J. Meaney, Wayne E. Meyer and John B. Torkelsen, each a Director of the Company, and Frederick C. Tecce (collectively, the Investors") acquired all of the loan and equity interests in the Company from certain third parties. Pursuant to such transactions, each of the Investors acquired, in consideration of $50,000 each, 20% of (i) 50,000 shares of Common Stock, (ii) promissory notes of the Company in the aggregate principal amount of $916,875 (collectively, the "Investor Notes"), (iii) warrants to purchase 97,500 shares of Series C Stock (the "Series C Warrants"), and (iv) certain other loan and equity rights in the Company, including the right to designate 2/7ths of the Board of Directors of the Company. See "Election of Directors."

     In December 1993, the Investors agreed to reduce the amounts owed by the Company under the Investor Notes, including unpaid interest, in exchange for shares of capital stock issued by the Company. In return for a reduction in principal of $416,875 and accrued interest of $273,125, the Company issued 2,750,000 shares of Common Stock and 690,000 shares of Series D Stock. The Investor Notes were modified to provide for 16 quarterly payments of principal beginning January 1, 1994 and ending October 1, 1997. Interest on the unpaid principal balance is payable quarterly commencing March 31, 1994. As additional consideration for the modification of such loans, the Company extended the exercise period for the Series C Warrants until April 25, 1999. As of December 31, 1995, the Company was in arrears on two quarterly principal payments. The Investors have authorized deferral of all principal payments until 1997.

     In a series of events from February through May 1996, the Company raised an aggregate of $518,000 in debt financing pursuant to the issuance of secured promissory notes.

     The promisorry notes are for a term of approximately eighteen months and include an interest rate of 12% on the unpaid balance. The first interest payment is due on June 15, 1996 and quarterly thereafter. The prinicipal payments will be paid on the fifteenth of March, June and September 1997. The notes are secured by the assets of the Corporation. As additional consideration, warrants for the purchase of common stock were granted (the number of shares were based on the amount of the promissory note and equal to five shares to each dollar). The warrant price is $.01 per share.

     The following officers and directors participated in the 1996 financing:
Wayne E. Meyer, Thomas J. Meaney, Deborah A. Montagna and Patricia A. Bird.

     On May 31, 1989, the Company retained the services of the W.E. Meyer Corporation to provide engineering and management consulting services to the Company. Under the agreement, the Company paid $9,000 (plus reasonable travel expenses) to the W.E. Meyer Corporation in 1995 for services rendered. Wayne E. Meyer, a Director of the Company, is president of the W.E. Meyer Corporation.

     On April 15, 1991, the Company retained the services of WVG Corporation, of which William V. Goodwin, a Director of the Company, is President, to provide operations management and technical consulting services. During 1995, the Company paid $8,400 to WVG Corporation under this agreement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
- ---------------------------------------------------
     The Board of Directors of the Company has, subject to stockholder approval, retained Druker, Rahl & Fein as independent auditors of the Company. Neither such firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors. Druker, Rahl & Fein is the successor to Rosenberg, Druker & Company which previously was the Company's independent auditors.

     The Board of Directors recommends a vote FOR the ratification of the appointment of Druker, Rahl & Fein as the independent auditors of the Company for the fiscal year ending December 31, 1996.

     One or more representatives of Druker, Rahl & Fein is expected to attend the Meeting and have an opportunity to make a statement or respond to appropriate questions from stockholders.


STOCKHOLDERS' PROPOSALS
- -----------------------
     Stockholders deciding to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by December 30, 1996.


OTHER MATTERS
- -------------
     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.


GENERAL
- -------
     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares or Warrants held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

     MIKROS SYSTEMS CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OR WARRANTHOLDERS OF RECORD ON MAY 17, 1996 AND TO EACH BENEFICIAL STOCKHOLDER OR WARRANTHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                   By Order of the Board of Directors

                                   /s/ Patricia A. Bird
                                   -----------------------------------
                                   Patricia A. Bird
                                   Secretary


Princeton, New Jersey
May 30, 1996